SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
February 1, 2006
Date of Report (Date of Earliest Event Reported)
SEQUOIA ALTERNATIVE LOAN TRUST 2006-1
(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2006-1)
RWT HOLDINGS, INC.
(Sponsor and Seller)
RWT HOLDINGS, INC.
(Exact Name of Sponsor/Seller as Specified in Its Charter)
SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor with respect to the issuance of Sequoia Alternative Loan Trust 2006-1, Mortgage Pass-Through Certificates)
SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-118832-10	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Belvedere Place, Suite 330
Mill Valley, CA 94941
(Address of Principal Executive Offices)
(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01(d). Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5
EXHIBIT 99.6
EXHIBIT 99.7

INFORMATION TO BE INCLUDED IN THE REPORT
Item 8.01. Other Events
          On January 1, 2006, Sequoia Residential Funding, Inc. (the “Depositor”), U.S. Bank National Association (the “Trustee”), and Wells Fargo Bank, N. A. (the “Master Servicer” and “Trust Administrator”) entered into a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), pursuant to which the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates (the “Certificates”) in the approximate aggregate principal amount of $296,241,100 were issued. Certain Certificates were sold by the Depositor to Credit Suisse Securities (USA) LLC, as underwriter, pursuant to the Underwriting Agreement dated January 26, 2006 (the “Underwriting Agreement”). In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. (“RWT”) and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated January 1, 2006 (the “Mortgage Loan Purchase and Sale Agreement”), pursuant to which RWT conveyed to the Depositor as of the closing on February 1, 2006, all of its interest in the Mortgage Loans. Wells Fargo Bank, N.A. and LaSalle Bank, National Association will maintain custody of the mortgage files relating to the Mortgage Loans, on behalf of the Issuing Entity. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 99.1. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.2. The Opinion as to various legal matters in connection with the issuance of the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.3. The Underwriting Agreement is attached hereto as Exhibit 99.4. The Mortgage Loan Purchase and Sale Agreement is attached hereto as Exhibit 99.5. The Custodial Agreement with Wells Fargo Bank, N.A. as a Custodian is attached hereto as Exhibit 99.6. The Custodial Agreement with LaSalle Bank, National Association as a Custodian is attached hereto as Exhibit 99.7.
Item 9.01(d). Financial Statements and Exhibits
99.1	Pooling and Servicing Agreement dated as of January 1, 2006, by and among Sequoia Residential Funding, Inc., as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Trust Administrator.

99.2	Opinion of Chapman and Cutler LLP, dated February 1, 2006, as to federal income tax matters in connection with the issuance of the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates.

99.3	Opinion of Tobin & Tobin, dated February 1, 2006, as to various legal matters in connection with the issuance of the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates.

99.4	Underwriting Agreement dated January 26, 2006, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Credit Suisse Securities (USA) LLC.

99.5	Mortgage Loan Purchase and Sale Agreement dated as of January 1, 2006, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.

99.6	Custodial Agreement dated as of January 1, 2006, among Wells Fargo Bank, N.A., as Custodian, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

99.7	Custodial Agreement dated as of January 1, 2006, among LaSalle Bank, National Association, as Custodian, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: February 16, 2006

SEQUOIA RESIDENTIAL FUNDING, INC.

By:	/s/ Harold F. Zagunis

Harold F. Zagunis
Chief Financial Officer and Secretary

EXHIBIT INDEX
Exhibit Number
99.1	Pooling and Servicing Agreement dated January 1, 2006, by and among Sequoia Residential Funding, Inc., as Depositor, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Trust Administrator.
99.2	Opinion of Chapman and Cutler LLP, dated February 1, 2006, as to federal income tax matters in connection with the issuance of the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates.
99.3	Opinion of Tobin & Tobin, dated February 1, 2006, as to various legal matters in connection with the issuance of the Sequoia Alternative Loan Trust 2006-1 Mortgage Pass-Through Certificates.
99.4	Underwriting Agreement dated January 26, 2006, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Credit Suisse Securities (USA) LLC.
99.5	Mortgage Loan Purchase and Sale Agreement dated as of January 1, 2006, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.
99.6	Custodial Agreement dated as of January 1, 2006, among Wells Fargo Bank, N.A., as Custodian, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.
99.7	Custodial Agreement dated as of January 1, 2006, among LaSalle Bank, National Association, as Custodian, U.S. Bank National Association, as Trustee, and Wells Fargo Bank, N.A., as Trust Administrator.